UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 12, 2023
TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC.
(Exact name of Registrant as specified in its charter)

Colorado		333-212006	84-0464189
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

1100 W. 116th Avenue
Westminster	,	Colorado	80234
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (303) 452-6111
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01    Entry into a Material Definitive Agreement.
On September 12, 2023, Tri-State Generation and Transmission Association, Inc. (“Tri-State”) filed with the Federal Energy Regulatory Commission (“FERC”) an unexecuted version of a Membership Withdrawal Agreement (“Withdrawal Agreement”), between Tri-State and United Power, Inc. (“United Power”), in FERC Docket No. ER23-2822-000. While Tri-State and United Power have successfully negotiated and agreed to most of the terms of the Withdrawal Agreement, the parties agreed that Tri-State should file the Withdrawal Agreement on an unexecuted basis such that FERC may resolve the limited issues on which the parties could not agree.
The Withdrawal Agreement describes the practical action items and related rights and obligations of the parties involved with effectuating the withdrawal of United Power from Tri-State’s membership. Such withdrawal process was triggered by United Power’s April 29, 2022 non-conditional two-year notice of intent to withdraw from membership in Tri-State, with a May 1, 2024 withdrawal effective date (“Withdrawal Notice”).
In September 2021, Tri-State filed with FERC a modified contract termination payment methodology tariff as Rate Schedule No. 281 that provides a process should a utility member of Tri-State elect to withdraw from membership in Tri-State and terminate its wholesale electric service contract with Tri-State. The tariff process includes requirements for a two-year notice and the payment of a contract termination payment to Tri-State. In October 2021, FERC accepted the modified contract termination payment methodology, to be effective November 1, 2021, subject to refund. FERC set the matter for hearing and instituted a concurrent Federal Power Act section 206 proceeding to determine the justness and reasonableness of the modified methodology.
A hearing on the modified contract termination payment methodology occurred in May 2022 before an administrative law judge at FERC with different contract termination payment methodologies or adjustments thereto presented. On September 29, 2022, the administrative law judge issued an initial decision, that endorsed the FERC trial staff methodology, with significant adjustments suggested by Tri-State. In October 2022, Tri-State, United Power, and other parties filed exceptions to the initial decision. Because exceptions were taken to the initial decision, the initial decision and exceptions are now pending before the Commissioners of FERC for a decision.
The unexecuted Withdrawal Agreement filed with FERC provides for the following to occur effective as of the withdrawal date of May 1, 2024: (a) United Power will withdraw from its membership in Tri-State, (b) certain specified contracts between Tri‑State and United Power, including the Wholesale Electric Service Contract, dated July 1, 2007, will terminate, and (c) Tri‑State will retire and United Power will relinquish its rights to any patronage capital retirement or allocation arising from its membership in Tri-State or Tri-State’s furnishing of wholesale electric service to United Power.
Under the unexecuted Withdrawal Agreement filed with FERC, United Power is required to pay Tri-State prior to the May 1, 2024 withdrawal date the amount calculated pursuant to the FERC-accepted and effective version of Rate Schedule No. 281 as of April 24, 2024 (“Exit Fee”). The Withdrawal Agreement also provides for an Exit Fee true-up to occur in the event such rate schedule and amount paid are modified after April 24, 2024 pursuant to a subsequent final and non-appealable FERC order.
The Withdrawal Agreement provides that the withdrawal of United Power is subject to United Power’s payment of the Exit Fee. In addition, the Withdrawal Agreement includes default provisions, including Tri-State termination rights of the Withdrawal Agreement for non-payment by United Power of the Exit Fee and termination rights of either party for a material default. The Withdrawal Agreement becomes effective upon the date specified by FERC. Tri-State requested that FERC accept the Withdrawal Agreement with an effective date of November 12, 2023.
It is Tri-State’s understanding that the sections of the Withdrawal Agreement that are subject to a material dispute between the parties are certain provisions related to payment of the Exit Fee and true-up thereof, the payment of the Exit Fee as a condition precedent to withdrawal, certain termination rights described in the Withdrawal Agreement, and the nullity of the Withdrawal Agreement if Tri-State loses its FERC-jurisdictional public utility status.
A copy of the Withdrawal Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02    Termination of a Material Definitive Agreement.
Reference is made to the information set forth in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Forward-Looking Statements
Certain statements included in this Current Report on Form 8-K that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “project,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, the terms of the unexecuted Withdrawal Agreement attached to this Current Report on Form 8-K and whether those terms will be in the final executed Withdrawal Agreement, the provisions of the Withdrawal Agreement that are in dispute, FERC’s acceptance of the terms contained in the Withdrawal Agreement, the scope and the amount of any termination payment, if any, whether United Power or other interested parties will file a protest with FERC related to the Withdrawal Agreement, the outcome of any protest filed with FERC and the potential withdrawal date. These statements are based on various assumptions, whether or not identified in this Current Report on or the exhibits hereto, and on the current expectations of management and are not predictions of actual events.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1
Membership Withdrawal Agreement, between Tri-State Generation and Transmission Association, Inc. and United Power, Inc., filed unexecuted with the Federal Energy Regulatory Commission on September 12, 2023

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

Date: September 14, 2023	By:	/s/ Patrick L. Bridges
Patrick L. Bridges
Senior Vice President/Chief Financial Officer